SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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BELLICUM PHARMACEUTICALS, INC.

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!
BELLICUM PHARMACEUTICALS, INC.
2021 Annual Meeting
Vote by June 14, 2021 11:59 PM ET. For shares held in a
Plan, vote by June 10, 2021 11:59 PM ET.
BELLICUM PHARMACEUTICALS, INC. 3730 KIRBY DRIVE, STE. 1200 HOUSTON, TX 77098
D53945-P56082
You invested in BELLICUM PHARMACEUTICALS, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 15, 2021.
Get informed before you vote
View the Notice & Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting copies prior to June 1, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
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Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
June 15, 2021
8:00 AM PDT
Virtually at:
www.virtualshareholdermeeting.com/BLCM2021
*Please check the meeting materials for any special requirements for meeting attendance.
V1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. To elect two Class I Directors.
Nominees:
01) Jon P. Stonehouse
02) Stephen R. Davis FOR
2. To approve an amendment to the Company’s 2019 Equity Incentive Plan to, among other things, increase the number of shares of common stock authorized for issuance thereunder by 500,000 shares. FOR
3. To ratify the Audit Committee’s selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021. FOR
4. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement. FOR
NOTE: Such other business may be conducted at the meeting as may properly come before the meeting or any adjournment or postponement thereof.
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D53946-P56082